THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 30, 2011 by and among DXP ENTERPRISES, INC., a Texas corporation (the “Company”); each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.           The Company, the lenders from time to time party thereto (individually, a “Lender” and collectively, the “Lenders”) and the Administrative Agent executed and delivered that certain Credit Agreement dated as of August 28, 2008, as amended by instruments dated as of March 15, 2010 and July 25, 2011.  Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”.  Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.           The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) The definition of “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The amount of each Lender’s Revolving Commitment as of December 30, 2011 is set forth on Schedule 2.01.  The aggregate amount of the Lenders’ Revolving Commitments as of December 30, 2011 is $200,000,000.

(b) Schedule 2.01 to the Credit Agreement is hereby amended to be identical to Schedule 2.01 attached hereto.

(c) Exhibit B to the Credit Agreement is hereby amended to be identical to Exhibit B attached hereto.

SECTION 2. Conditions Precedent.  The effectiveness of this Amendment shall be conditioned each of the following:

(a)           the Administrative Agent shall have received from the Loan Parties and all of the Lenders either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page of this Amendment) that such party has signed counterparts of this Amendment.

(b)           the Administrative Agent shall have received original executed counterpart of the Note evidencing the Revolving Commitments, as increased pursuant to this Amendment (which Note shall replace the Notes previously executed to evidence Revolving Loans).

(c)           the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Company and the authorization of the execution and delivery of this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 3. Ratification.  Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 4. Expenses.  The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.  In addition, the Borrower agrees to pay to the Administrative Agent, for its own account and for the account of the respective Lenders, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

SECTION 5. Certifications.  The Company hereby certifies that (a) no material adverse change in the business, assets, operations or condition, financial or otherwise of the Company and its Subsidiaries, taken as a whole, since December 31, 2007 and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

SECTION 6. Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.  The headings herein shall be accorded no significance in interpreting this Amendment.

[Signature Pages Follow]

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NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

DXP ENTERPRISES, INC.,
a Texas corporation

By:  /s/Mac McConnell
        Mac McConnell,
Senior Vice President, Chief Financial Officer and Secretary

[signature page to Third Amendment to Credit Agreement]

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The undersigned Subsidiaries of the Borrower hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to this Amendment, and to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

PRECISION INDUSTRIES, INC.,
a Nebraska corporation

By:              /s/Mac McConnell
Mac McConnell,
Secretary and Treasurer

SEPCO INDUSTRIES, INC.,
a Texas corporation
PELICAN STATE SUPPLY COMPANY, INC.,
a Nevada corporation
                                                                                                DXP ACQUISITION, INC.,
a Nevada corporation
                                                                                               AMERICAN MRO, INC.,
a Nevada corporation
                                                                                                R.A. MUELLER., INC.,
an Ohio corporation
DXP HOLDINGS, INC.,
a Texas corporation

By:              /s/Mac McConnell
Mac McConnell,
Vice President, Treasurer and Secretary

PMI OPERATING COMPANY, LTD.,
a Texas limited partnership

By:       Pump-PMI, LLC,
a Texas limited liability company,
its general partner

By:          DXP Enterprises, Inc.,
a Texas corporation,
its sole member

By:             /s/Mac McConnell
Mac McConnell,
Senior Vice President, Chief Financial Officer and Secretary

`                                                  PMI INVESTMENT, LLC,
a Delaware limited liability company

By:              /s/David R. Little
David R. Little, Manager

                                                                        PUMP-PMI LLC,
a Texas limited liability company

By:       DXP Enterprises, Inc.,
a Texas corporation,
its sole member

By:          /s/Mac McConnell
Mac McConnell,
Senior Vice President, Chief Financial Officer and Secretary

VERTEX CORPORATE HOLDINGS, INC.,
a Delaware corporation
PAWTUCKET HOLDINGS, INC.,
a Delaware corporation
DXP ENERGY SERVICES, LLC,
a Texas limited liability company

By:  /s/Mac McConnell
Mac McConnell,
Vice President

PFI, LLC,
a Rhode Island limited liability company

By:           Pawtucket Holdings, Inc.,
a Delaware corporation

By:  /s/Mac McConnell
Mac McConnell,
Vice President

[signature page to Third Amendment to Credit Agreement]

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WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:  /s/Thomas Caver
Name:            Thomas Caver
Title:           Vice President

[signature page to Third Amendment to Credit Agreement]

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SCHEDULE 2.01

Lender	Revolving Commitments as of December 30, 2011

Wells Fargo Bank, National Association	$200,000,000

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